SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ____________________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 17, 2000


                                    CITICORP

               (Exact name of registrant as specified in charter)



       DELAWARE                         1-5738                06-1515595
(State or other jurisdiction  (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)


399 PARK AVENUE, NEW YORK, NEW YORK                             10043
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number,
including area code:                                       (212) 559-1000


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

Results of Operations
(Preliminary and Unaudited)

This report summarizes the results of operations of Citicorp and its subsidiaries for the three-month periods ended March 31, 2000 and March 31, 1999. Citigroup Inc., the parent company of Citicorp, filed a Current Report on Form 8-K dated April 17, 2000. That report contains certain additional information about Citicorp's businesses.

CONSOLIDATED STATEMENTS OF INCOME        CITICORP AND SUBSIDIARIES
(Unaudited)

(In Millions of
    Dollars)                             First Quarter
                                       ------------------
                                         2000      1999
                                       ------------------

INTEREST REVENUE
Loans, including Fees                  $5,970     $5,820
Deposits with Banks                       256        232
Federal Funds Sold and Securities
  Purchased Under Resale Agreements        72        141
Securities, including Dividends           825      1,140
Trading Account Assets                    214        162
Loans Held For Sale                       119        139
                                       ------------------
                                        7,456      7,634
                                       ------------------

INTEREST EXPENSE
Deposits                                2,803      2,865
Trading Account Liabilities                19         19
Purchased Funds and Other Borrowings      464        682
Long-Term Debt                            475        500
                                       ------------------
                                        3,761      4,066
                                       ------------------

NET INTEREST REVENUE                    3,695      3,568
                                       ------------------

PROVISION FOR CREDIT LOSSES               751        729
                                       ------------------

NET INTEREST REVENUE AFTER
  PROVISION FOR CREDIT LOSSES           2,944      2,839
                                       ------------------
FEES, COMMISSIONS, AND OTHER REVENUE
Fees and Commissions                    2,155      1,695
Foreign Exchange                          422        488
Trading Account                           369        304
Securities Transactions                    45         23
Other Revenue                           2,014        762
                                       ------------------
                                        5,005      3,272
                                       ------------------

OPERATING EXPENSE
Salaries                                1,695      1,561
Employee Benefits                         322        318
                                       ------------------
  Total Employee                        2,017      1,879
Net Premises and Equipment                644        604
Restructuring-Related Items {a}            20         79
Other Expense                           1,911      1,621
                                       ------------------
                                        4,592      4,183
                                       ------------------

INCOME BEFORE TAXES                     3,357      1,928
Income Taxes                            1,212        724
                                       ------------------
NET INCOME                             $2,145     $1,204
                                       ------------------

{a} Represents accelerated depreciation.

                               SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CITICORP
                                        (Registrant)


                                        By: /s/ Roger W. Trupin
                                            ---------------------
                                            Roger W. Trupin
                                            Vice President
                                            and Controller


Dated: April 18, 2000